UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 15, 2018

H&R BLOCK, INC.
(Exact name of registrant as specified in charter)

Missouri (State of Incorporation)	1-06089 (Commission File Number)	44-0607856 (I.R.S. Employer Identification Number)

One H&R Block Way, Kansas City, MO 64105
(Address of Principal Executive Offices) (Zip Code)
(816) 854-3000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 8.01. Other Events.

H&R Block, Inc. (the “Company”) is providing additional financial statement disclosures required under Accounting Standards Update No. 2014-09, "Revenue from Contracts with Customers," (ASU 2014-09) pursuant to applicable Securities and Exchange Commission (“SEC”) rules in order to facilitate its filing of a new universal shelf registration statement on Form S-3ASR. The Company intends to file such registration statement as of the date hereof for the purpose of replacing its universal registration statement that expired in September 2018, and not in connection with any specific offering.
As previously reported, effective May 1, 2018, the Company adopted ASU 2014-09 applying the full retrospective transition method. The Company is filing this Current Report on Form 8-K to add the additional disclosures required under ASU 2014-09 to the Company's Annual Report on Form 10-K for the fiscal year ended April 30, 2018 (the "2018 Form 10-K"). The adoption of this guidance did not have a significant impact on our consolidated financial statements and no adjustments were made to prior year periods to be in compliance with ASU 2014-09. The 2018 Form 10-K was originally filed with the SEC on June 15, 2018.
The financial statement disclosures contained in Part II, Item 8. Financial Statements and Supplementary Data for the fiscal years ended April 30, 2018, 2017, and 2016 are filed as Exhibit 99.1 to this Current Report and are incorporated by reference into this Item 8.01.
Except as set forth in the exhibits hereto, all information provided in the 2018 Form 10-K remains unchanged and this Current Report does not modify or update the disclosures in the 2018 Form 10-K. This Current Report does not reflect events occurring after the filing of the 2018 Form 10-K and should be read in conjunction with other information that the Company has filed with the SEC.

Item 9.01.    Financial Statements and Exhibits.
(d)    Exhibits
Exhibit Number    Description

23.1	Consent of Deloitte & Touche LLP

99.1	Revised Items of H&R Block, Inc. 2018 Form 10-K for the fiscal year ended April 30, 2018

101.INS	XBRL Instance Document

101.SCH	XBRL Taxonomy Extension Schema

101.CAL	XBRL Extension Calculation Linkbase

101.LAB	XBRL Taxonomy Extension Label Linkbase

101.PRE	XBRL Taxonomy Extension Presentation Linkbase

101.DEF	XBRL Taxonomy Extension Definition Linkbase

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

H&R BLOCK, INC.

Date: November 15, 2018	By:/s/ Scott W. Andreasen
Scott W. Andreasen
Vice President and Secretary

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